UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                                  June 9, 2003
                Date of Report (date of earliest event reported)

                               ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                      0-24607                 94-3193197
         --------                      -------                 ----------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)


          701 Gateway Boulevard, South San Francisco, California 94080 (Address of principal executive offices, including zip code)

                                 (650) 837-2000
              (Registrant's telephone number, including area code)



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Item 9. Regulation FD Disclosure

This Form 8-K is being furnished to report that on June 9, 2003, Actuate Corporation issued a news release announcing that the company has filed its Quarterly Report on Form 10-Q for the first quarter of 2003. A copy of the news release is attached as Exhibit 99.1 hereto.






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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   ACTUATE CORPORATION
                                                       (Registrant)

Date: June 9, 2003
                                                   /s/    DANIEL A. GAUDREAU
                                                   -----------------------------
                                                   Daniel A. Gaudreau
                                                   Senior Vice President,
                                                   Finance and Administration
                                                   and Chief Financial Officer




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                                INDEX TO EXHIBITS


99.1                Press Release dated June 9, 2003.